EXHIBIT 23
                                                  PITTWAY CORPORATION
                                                  DECEMBER 31, 1998

                                                  FORM 11-K




                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-71613, 333-71617 and 333-12615) of
Pittway Corporation of our report dated June 17, 1999 appearing on page 5 of this Form 11-K.












/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Chicago, Illinois
June 28, 1999











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